UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal period end: December 31, 2020

Date of reporting period:  June 30, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2020

Friess Small Cap Growth Fund

Institutional Class – SCGFX
Investor Class – SCGNX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.friessfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-656-3017 or by sending an e-mail request to info@friess.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 855-656-3017 or send an e-mail request to info@friess.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

friessfunds.com

(This Page Intentionally Left Blank.)

Friess Small Cap Growth Fund
Semi-Annual Report	June 30, 2020

Dear Fellow Shareholder:

Stocks staged a comeback of historic proportions in the three months through June as aggressive action taken by the U.S. Federal Reserve Bank emboldened investors to look beyond near-term economic trouble.  Barring one notable exception, investor sentiment during the quarter reflected unrestrained optimism regarding recovery.

Friess Small Cap Growth Fund’s Institutional Class shares grew 29.17 percent in the three months through June.  The Russell 2000® and Russell 2000® Growth Indexes gained 25.42 and 30.58 percent.

Recent results reduced the Fund’s Institutional Class year-to-date decline through June to 5.96 percent.  The Russell 2000® and Russell 2000® Growth Indexes declined 12.98 and 3.06 percent in the first six months of 2020.

The June quarter was the biggest quarter for small-cap stocks since the first three months of 1991, a period marked by the initiation of Operation Desert Storm.  The three months through June also represented the Russell 2000® Index’s third best quarter on record.

There was no shortage of developments with potential to rattle investors, including the continuing pandemic, dismal economic data points and mass protests across the country.  Still, investors bet on the promise of an unprecedented $1.6 trillion stimulus package above all else.

From direct payments to individuals from the U.S. Treasury to rock-bottom rates courtesy of the Federal Reserve, optimism stemmed from the government’s various forms of intervention designed to support commerce and market integrity.  Volatility, though down from extreme levels evident in the first quarter, remained elevated.

The market’s June-quarter rise went mostly unimpeded until June 11, when investors appeared to adjust their expectations for the pace of economic recovery following a statement from the Federal Reserve the day before that foreshadowed a long road ahead.  The statement coincided with evidence of spiking COVID-19 cases in some of the nation’s most populous states, intensifying investor concerns.

The Russell 2000® Index dropped 7.56 percent that day.  While stocks recovered some of the lost ground, the index’s upward trajectory halted as it charted a jagged course sideways in the final weeks of the month.

The Fund generated positive returns in seven of the eight economic sectors represented in its portfolio during the June quarter.  Holdings outperformed the sector within the Fund’s benchmark, the Russell 2000® Growth Index, in four of those eight sectors.

Technology holdings comprised the largest portfolio position and generated more than one-third of the Fund’s total return.  They represented an overweight position versus the index and outperformed the overall sector, helping make technology the second greatest contributor to performance versus the benchmark.

Calix, which makes broadband communications access systems and software used by fiber- and copper-based network operators, exceeded March-quarter expectations and raised guidance.  The results were well-received at a time when a sharp increase in remote working drew attention to the critical nature of high-functioning consumer broadband services.

Other top technology performers included payment processing technology provider Repay Holdings Corp., survey software maker SVMK and semiconductor manufacturing equipment maker Axcelis Technologies.

The communications services sector, consisting of just two holdings in technology-related fields, was an outsized positive influence.  EverQuote, which operates an online insurance marketplace, rose as the company reported that quote requests surged 80 percent in the March quarter and signaled continued demand amid shelter-in-place orders by raising 2020 guidance.  Communications services holdings were the fourth greatest contributors to absolute performance and the most pronounced positive influence on relative results.

Representing the third largest concentration of assets, consumer discretionary holdings were the second greatest contributors to absolute performance.  Big Lots was a popular destination for value-minded shoppers looking to stock up on essentials, driving 37 percent April-quarter earnings growth to $1.26 per share – an outcome three times greater than the consensus estimate.  MarineMax also contributed to performance as boat sales appeared to bottom in April and investors viewed its more affluent customer base as likely to weather current economic conditions well.

Health care holdings represented the second largest portfolio position.  Although they were notable contributors to absolute performance, they were the most significant detractors from results versus the Russell 2000® Growth Index by a wide margin.  The Fund’s relative exposure to biotechnology was low given the widespread lack of profitability among companies in the space.  Jeffries noted in its “Performance Scorecard” report on July 1, “Nonearners have been leading from the low, as biotech is up a whopping 76% and a big part of [this group].”

Internet-based health insurance agency operator eHealth weighed on the financial sector.  A strong performer at the beginning of the pandemic due to its online business model and elevated interest in health insurance, enthusiasm waned after the company’s March-quarter earnings report.  Although eHealth exceeded expectations and raised 2020 guidance, investors reacted negatively to an increase in customer churn and lowered cash flow guidance related to investments it would make in the run up to its seasonally strong December quarter.

For more information on holdings that influenced June-quarter results, please see Roses & Thorns on page 6.

The three-month period through June was incredible.  Stocks mounted a historically rapid comeback following the market bottom in March despite data revealing economic depths not reached since the Great Depression and social unrest expressed at levels not seen since the end of the civil rights movement in the late 1960s.

Fear of missing out on an eventual market recovery appeared to be a more powerful motivational force than fear related to potentially rally-stifling developments.  That was the case until June 11, when investors reacted to the renewed threat posed by this year’s original reason for worry: the novel coronavirus pandemic responsible for all the horrible economic data.  Regular-old fear resurfaced, and stocks suffered their worst one-day rout since investors first began to digest the enormity of the COVID-19 crisis in its early days.

In aggregate, it was an overwhelmingly positive period for stock prices as spring expired into summer, with most major indexes posting double-digit gains.  It turned out to be the best quarter since the final three months of 1998.  Still, investors showed that they reserve the right to diametrically change their minds at any given moment.

Our strategy remains consistent whether sentiment is dire as it was in the first quarter or celebratory as it was in the second.  This is a market in search of equilibrium.  We stay focused on individual-company fundamentals because we believe the balance that investors seek is achieved as the link between earnings performance and stock prices strengthens.

For now, though, the level of uncertainty foreshadows more market mood swings to come.  These are volatile times.

During the heights of the recent rally, even as many folks in various parts of the country still viewed grocery shopping as a perilous undertaking, some investors demonstrated an outsized appetite for risk.

Speculative extremes aside, the market’s propensity for optimism is grounded in the Fed’s initial response to the COVID-19 crisis and its ongoing commitment to make additional moves as needed.  The Fed’s response, including cutting its benchmark lending rate to zero, instituting a massive-scale bond-buying program and loosening rules on banks to encourage lending, among other measures, dwarfs the central bank’s efforts in the wake of the 2008 financial crisis.

The Fed’s intervention is welcome in that it greases the wheels of commerce and contributes to the smooth functioning of markets.  What it cannot do is eliminate the risk presented by the pandemic and its economic repercussions.

We think it’s reasonable to expect continued volatility as the year progresses.  Second-quarter earnings reports should give investors a baseline from which to judge companies in the second half.  We expect incremental improvements to contribute to confidence, but there’s no avoiding that the virus will probably remain the top concern among investors until there’s an answer for it.

We need to continuously account for the pandemic’s potential impact on earnings, but that doesn’t change how we assess companies beyond adding another variable to evaluate in our research.  This is uncharted territory, which only emphasizes the need to conduct exhaustive, bottom-up legwork.  Conditions continue to evolve, so we make sure to talk to as many people working on the economy’s frontlines as we can every day.

Sweeping market moves reflect the collective investor mindset.  In times of uncertainty, a big move one way is often followed by a major move in the opposite direction as investors try to determine whether today’s developments support yesterday’s thinking.

That’s been common in recent months as the COVID-19 pandemic advanced and retreated to various degrees in different locations around the world.  Investors showed an inclination to view the threat as diminished enough to look past – until they didn’t.  Rising new cases in previously quiet locales reminded investors of the pandemic’s potential to derail the economy’s budding recovery.

We remain cautiously optimistic, but not based on anything the market is doing from one day to the next.  Our confidence stems from our individual company research, where we’re finding reason for encouragement in the way companies are adapting and their customers are responding.  We’re grateful for the opportunity to serve you.

Scott Gates
Chief Investment Officer

Friess Small Cap Growth Fund

Portfolio Characteristics as of June 30, 2020 (Unaudited)

Top Ten Equity Holdings(1)

Security Name	% of Net Assets	% Change from Book Cost
Limelight Networks, Inc.	5.3%	38.3%
Tandem Diabetes Care, Inc.	4.7%	104.6%
SVMK, Inc.	3.1%	10.5%
Kornit Digital Ltd.	3.0%	85.0%
InterDigital, Inc.	3.0%	2.4%
EverQuote, Inc., Class A	2.9%	100.1%
Cryoport, Inc.	2.9%	68.7%
Silicon Motion Technology Corp. – ADR	2.9%	7.4%
MarineMax, Inc.	2.7%	52.5%
Tabula Rasa HealthCare, Inc.	2.7%	0.0%
Top Ten as a Group	33.2%

Top Ten Industry Groups(1)
(% of Net Assets)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Friess Small Cap Growth Fund

June Quarter “Roses & Thorns” (Unaudited)

$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reasons for Move
Calix Inc. (CALX)	$566	21.8
The maker of broadband communications access systems and software reported better-than-expected March-quarter earnings results.  Revenue grew 14 percent in the quarter, during which the company added 18 new customers.

EverQuote Inc. (EVER)	$541	18.0	The online insurance marketplace operator exceeded March-quarter expectations and raised its full-year earnings guidance. Quote requests surged 80 percent on a year-over-year basis.
Tandem Diabetes Care Inc. (TNDM)	$517	10.9
The maker of products for people with insulin-dependent diabetes grew March-quarter revenue 48 percent.  The company’s worldwide shipments of insulin pumps increased 18 percent from the year-ago period, including a 36 percent jump in domestic shipments.

Kornit Digital Ltd. (KRNT)	$443	14.8
Analysts view the maker of digital printing solutions for the apparel and textile markets as a beneficiary of a secular trend away from traditional retail inventory management toward on-demand production capabilities.  While the company reported that it is experiencing some near-term disruption, the company guided investors to expect revenue growth to rebound in the second half of the year due to a combination of pent-up and new demand.

Chegg Inc. (CHGG)	$438	79.4
The student learning platform operator grew March-quarter earnings 46 percent, exceeding the consensus estimate.  Shares climbed as investors expected demand to increase amid the proliferation of remote learning due to the pandemic.

$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reasons for Move
Magnite Inc. (MGNI)	$371	13.3
The maker of technology that automates the purchase and sale of digital advertising exceeded March-quarter expectations.  Shares declined after the company warned that advertising budget tightening because of the pandemic would negatively impact sales in the second half of the year.

Veracyte Inc. (VCYT)	$346	11.1
The company withdrew full-year guidance due to pandemic-related uncertainty.  A downturn in in-person physician visits resulted in reduced testing volume, crimping demand for Veracyte’s diagnostic testing products.

Chembio Diagnostix Inc. (CEMI)	$329	29.9
The maker of point-of-care diagnostic tests for infectious diseases offered one of the first coronavirus antibody tests authorized by the Food and Drug Administration (FDA).  The FDA adjusted its serology testing standards based on information gathered as the pandemic unfolded in the months since and, in June, revoked Emergency Use Authorization for Chembio’s test on concerns about the frequency of false results.

Phreesia Inc. (PHR)	$226	9.4
The company provides patient intake and payment processing solutions to health care customers.  Although March-quarter revenue climbed 18 percent, shares declined on uncertainty related to suspended operations at non-essential medical facilities.

eHealth Inc. (EHTH)	$225	7.4
The online health insurance agency operator exceeded March-quarter earnings and revenue expectations.  Increased customer churn raised concerns among investors.  Two similar businesses also went public during the period, drawing attention to growing competition in the space.

All gains/losses are calculated on an average cost basis from March 31, 2020 through June 30, 2020.
This commentary reflects the viewpoints of Friess Associates, LLC as of June 30, 2020, and is not intended as a forecast or guarantee of future results.

Friess Small Cap Growth Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-656-3017. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	One Year	Five Years	Ten Years	Since Inception
Institutional Class(1)(2)	-5.52%	10.65%	12.04%	8.77%
Investor Class(1)(3)	-5.72%	10.38%	11.76%	8.50%
Russell 2000® Growth Index(4)	3.48%	6.86%	12.92%	10.55%
Russell 2000® Index(5)	-6.63%	4.29%	10.50%	9.18%

(1)	Fund commenced operations on May 31, 2017.
(2)
The performance data quoted for the period prior to May 31, 2017, is that of the Series B Units of the Friess Small Cap Trust (the “Predecessor Fund”) and has not been adjusted to reflect the Fund’s share class’ fees and expenses and would be lower if reflected. The Predecessor Fund commenced operations on August 6, 2002 and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on May 31, 2017.

(3)
Performance for the Investor Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class as compared to the Institutional Class.

(4)
The Russell 2000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

(5)
The Russell 2000® Index measures the performance of approximately 2,000 of the largest securities based on a combination of their market cap and current index membership. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The performance shown represents past performance and is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. From time to time, the Investment Adviser has waived fees or reimbursed expenses, which may have resulted in higher returns. The listed Fund returns are net of expenses, and the listed index returns exclude expenses. Inception date for “Since Inception” performance is August 6, 2002. Operating expenses (gross) are 1.37% for the Fund’s Institutional Class and 1.62% for its Investor Class. Total operating expenses (net) are 1.20% and 1.45%, respectively, due to the Adviser’s contractual agreement, through at least April 30, 2021, to waive its management fees and/or pay Fund expenses. Fund returns would be lower if the gross expense ratio was reflected. For the most recent month-end performance, please visit the Fund’s website at www.friessfunds.com. The Fund recently experienced significant negative short-term performance due to the market volatility associated with the COVID-19 pandemic.

Friess Small Cap Growth Fund

Schedule of Investments
June 30, 2020 (Unaudited)

Shares		Cost	Value
Common Stocks - 97.3%

COMMUNICATION SERVICES

	Integrated Telecommunication
	Services - 0.8%
14,392	Ooma, Inc.*	$199,427	$237,180

	Interactive Media
	& Services - 2.9%
15,365	EverQuote, Inc., Class A*	446,515	893,628

	Movies & Entertainment - 0.9%
9,516	Warner Music Group
	Corp., Class A*	283,810	280,722
	Total Communication Services	929,752	1,411,530

CONSUMER DISCRETIONARY

	Consumer Electronics - 1.6%
33,094	Sonos, Inc.*	263,422	484,165

	Education Services - 2.0%
9,068	Chegg, Inc.*	331,861	609,914

	Home Improvement
	Retail - 2.5%
115,189	GrowGeneration Corp.*	645,059	787,893

	Hotels, Resorts &
	Cruise Lines - 2.2%
60,845	Extended Stay America, Inc.	519,534	680,856

	Internet & Direct
	Marketing Retail - 1.8%
81,550	Magnite, Inc.*	565,054	543,939

	Leisure Facilities - 1.6%
25,564	Six Flags Entertainment Corp.	607,155	491,084

	Leisure Products - 2.0%
14,485	YETI Holdings, Inc.*	620,702	618,944

	Restaurants - 1.6%
6,113	Papa John’s International, Inc.	344,095	485,433

	Specialized Consumer
	Services - 1.8%
12,394	frontdoor, Inc.*	445,751	549,426

	Specialty Stores - 2.7%
37,805	MarineMax, Inc.*	554,981	846,454
	Total Consumer Discretionary	4,897,614	6,098,108

CONSUMER STAPLES

	Packaged Foods & Meats - 0.9%
8,737	The Hain Celestial
	Group, Inc.*	222,042	275,303

	Personal Products - 1.6%
25,429	BellRing Brands, Inc.*	444,203	507,054
	Total Consumer Staples	666,245	782,357

FINANCIALS

	Investment Banking
	& Brokerage - 1.7%
22,249	Virtu Financial, Inc.	479,101	525,076
	Total Financials	479,101	525,076

HEALTH CARE

	Biotechnology - 7.6%
11,572	ACADIA
	Pharmaceuticals, Inc.*	497,333	560,895
20,903	CareDx, Inc.*	565,340	740,593
33,449	Coherus BioSciences, Inc.*	718,621	597,399
34,644	DermTech, Inc.*	524,683	458,340

	Health Care Distributors - 2.1%
39,925	AdaptHealth Corp.*	661,239	642,793

	Health Care Equipment - 7.6%
29,291	Cryoport, Inc.*	525,237	886,053
14,628	Tandem Diabetes Care, Inc.*	707,103	1,447,002

	Health Care Services - 2.3%
7,709	Addus HomeCare Corp.*	627,806	713,545

	Health Care Supplies - 2.1%
56,289	OraSure Technologies, Inc.*	753,556	654,641

	Health Care Technology - 2.7%
14,992	Tabula Rasa HealthCare, Inc.*	820,192	820,512

	Pharmaceuticals - 1.3%
23,037	Collegium Pharmaceutical, Inc.*	443,102	403,148
	Total Health Care	6,844,212	7,924,921

INDUSTRIALS

	Airlines - 1.8%
5,112	Allegiant Travel Co.	549,667	558,282

	Building Products - 2.0%
12,588	UFP Industries, Inc.	613,282	623,232

	Construction &
	Engineering - 2.0%
66,181	Great Lakes Dredge
	& Dock Corp.*	623,399	612,836

	Heavy Electrical
	Equipment - 0.7%
9,617	TPI Composites, Inc.*	211,688	224,749

	Industrial Machinery - 3.0%
17,499	Kornit Digital Ltd.*	505,017	934,097

	Trading Companies
	& Distributors - 2.0%
78,073	Alta Equipment Group, Inc.*	625,341	606,627
	Total Industrials	3,128,394	3,559,823

INFORMATION TECHNOLOGY

	Application Software - 5.0%
40,518	SVMK, Inc.*	863,245	953,794
17,437	Upland Software, Inc.*	393,345	606,110

	Communications
	Equipment - 6.5%
24,425	Calix, Inc.*	173,553	363,932
16,295	InterDigital, Inc.	900,790	922,786
8,741	Lumentum Holdings, Inc.*	498,322	711,780

	Data Processing &
	Outsourced Services - 2.1%
26,922	Repay Holdings Corp.*	375,300	663,089

	Electronic Components - 1.9%
39,232	Knowles Corp.*	624,836	598,680

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Schedule of Investments (Continued)
June 30, 2020 (Unaudited)

Shares		Cost	Value
Common Stocks - 97.3% (Continued)

INFORMATION TECHNOLOGY (continued)

	Internet Services
	& Infrastructure - 5.3%
221,432	Limelight Networks, Inc.*	$1,178,546	$1,629,739

	IT Consulting &
	Other Services - 1.6%
6,445	Science Applications
	International Corp.	540,387	500,648

	Semiconductor
	Equipment - 6.2%
10,677	ACM Research, Inc., Class A*	602,729	665,817
24,115	Axcelis Technologies, Inc.*	696,576	671,603
27,035	Kulicke & Soffa Industries, Inc.	617,515	563,139

	Semiconductors - 2.9%
18,109	Silicon Motion
	Technology Corp. - ADR	822,206	883,176
	Total Information Technology	8,287,350	9,734,293

	Total Common Stocks	25,232,668	30,036,108

Short-Term Investment - 2.1%

	Money Market
	Deposit Account - 2.1%
652,083	US Bank N.A., 0.00%^	652,083	652,083
	Total Money Market
	Deposit Account	652,083	652,083

	Total Short-Term Investment	652,083	652,083

	Total Investments - 99.4%	$25,884,751	30,688,191
	Other Assets and
	Liabilities, Net - 0.6%		170,491
	TOTAL
	NET ASSETS - 100.0%		$30,858,682

ADR	American Depositary Receipt
*	Non-Income Producing.
^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2020.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Assets and Liabilities
June 30, 2020 (Unaudited)

Assets:
Investments at value*	$30,688,191
Receivable for investment securities sold	947,527
Receivable for capital shares sold	3,762
Dividends receivable	3,244
Prepaid expenses	28,883
Total assets	31,671,607

Liabilities:
Payable for investment securities purchased	736,966
Payable to investment adviser	4,294
Payable for fund administration & accounting fees	25,666
Payable for compliance fees	3,734
Payable for transfer agent fees & expenses	13,781
Payable for custody fees	747
Payable for trustee fees	4,675
Accrued distribution & shareholder servicing fees	3,779
Accrued other expenses	19,283
Total liabilities	812,925

Net Assets	$30,858,682

Net Assets Consist Of:
Paid-in capital	$39,256,634
Total accumulated loss	(8,397,952)
Net Assets	$30,858,682

Calculation of net asset value per share:
Institutional Class:
Net assets	$30,639,331
Shares issued and outstanding(1)	1,378,530
Net asset value, offering and redemption price per share	$22.23

Investor Class:
Net assets	$219,351
Shares issued and outstanding(1)	9,950
Net asset value, offering and redemption price per share	$22.05

* Investments at cost	$25,884,751

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Operations
For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividend income	$71,065
Securities lending income	19,864
Interest income	36,705
Total investment income	127,634

Expenses:
Investment adviser fees (See Note 4)	442,881
Fund administration & accounting fees (See Note 4)	58,653
Transfer agent fees & expenses (See Note 4)	31,622
Federal & state registration fees	17,824
Audit fees	9,646
Custody fees (See Note 4)	9,256
Trustee fees	7,372
Compliance fees (See Note 4)	6,734
Legal fees	6,304
Postage and printing fees	4,819
Other expenses	2,820
Insurance fees	1,002
Distribution and/or shareholder servicing fees (See Note 5)
Institutional Class	11,977
Investor Class	246
Total expenses before waiver	611,156
Less: waiver from investment adviser (See Note 4)	(79,453)
Net expenses	531,703
Net investment loss	(404,069)

Realized and Unrealized Loss on Investments:
Net realized loss on investments(1)	(11,377,976)
Net change in unrealized appreciation/depreciation on investments	(25,776,424)
Net realized and unrealized loss on investments	(37,154,400)
Net decrease in net assets resulting from operations	$(37,558,469)

(1)	Includes $1,657,561 loss from in-kind transactions.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2020	Year Ended
	(Unaudited)	December 31, 2019
Operations:
Net investment loss	$(404,069)	$(977,859)
Net realized gain (loss) on investments	(11,377,976)	6,417,323
Net change in unrealized appreciation/depreciation on investments	(25,776,424)	17,432,108
Net increase (decrease) in net assets resulting from operations	(37,558,469)	22,871,572

Capital Share Transactions:
Institutional Class:
Proceeds from shares sold	143,355	8,996,425
Proceeds from reinvestment of distributions	—	143,952
Payments for redemption-in-kind	(81,125,571)	—
Payments for shares redeemed	(11,866,906)	(3,452,688)
Increase (Decrease) in net assets from
Institutional Class transactions	(92,849,122)	5,687,689
Investor Class:
Proceeds from shares sold	27,400	121,500
Proceeds from reinvestment of distributions	—	201
Payments for shares redeemed	(23,354)	(29,021)
Increase in net assets from Investor Class transactions	4,046	92,680

Net increase (decrease) in net assets resulting
from capital share transactions	(92,845,076)	5,780,369

Distributions to shareholders:
Institutional Class	—	(144,376)
Investor Class	—	(201)
Total distributions to shareholders	—	(144,577)

Total increase (decrease) in net assets	(130,403,545)	28,507,364

Net Assets:
Beginning of period	161,262,227	132,754,863
End of period	$30,858,682	$161,262,227

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods

Institutional Class
	For the Six Months Ended		For the	For the	For the Period
	June 30, 2020		Year Ended	Year Ended	Inception(1) through
	(Unaudited)		December 31, 2019	December 31, 2018	December 31, 2017
Per Share Data
Net asset value, beginning of period	$23.64		$20.22	$22.40	$20.00

Investment operations:
Net investment loss	(0.10	)(2)	(0.14)	(0.13)	(0.06)
Net realized and unrealized
gains (losses) on investments	(1.31)		3.58	0.97	3.20
Total from investment operations	(1.41)		3.44	0.84	3.14
Less distributions from:
Net investment income	—		—	—	—
Net realized gains	—		(0.02)	(3.02)	(0.74)
Total distributions	—		(0.02)	(3.02)	(0.74)
Net asset value, end of period	$22.23		$23.64	$20.22	$22.40
Total Return(3)	-5.96%		17.02%	4.78%	15.68%

Supplemental Data and Ratios:
Net assets, end of period (in 000’s)	$30,639		$161,039	$132,646	$96,627
Ratio of expenses to average net assets:
Before expense waiver(4)	1.38%		1.23%	1.24%	1.35%
After expense waiver(4)	1.20%		1.20%	1.20%	1.20%
Ratio of net investment loss to average net assets:
After expense waiver(4)	(0.91)%		(0.64)%	(0.62)%	(0.54)%
Portfolio turnover rate(3)	114	%(5)	205%	220%	126%

(1)	Inception Date of the Institutional Class was May 31, 2017.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Excludes value of Fund securities delivered as a result of an in-kind redemption of the Fund’s capital shares on April 2, 2020.

Investor Class
	For the Six Months Ended		For the	For the	For the Period
	June 30, 2020		Year Ended	Year Ended	Inception(1) through
	(Unaudited)		December 31, 2019	December 31, 2018	December 31, 2017
Per Share Data
Net asset value, beginning of period	$23.47		$20.13	$22.37	$20.00

Investment operations:
Net investment loss	(0.12	)(2)	(0.20)	(0.12)	(0.07)
Net realized and unrealized
gains (losses) on investments	(1.30)		3.56	0.90	3.18
Total from investment operations	(1.42)		3.36	0.78	3.11
Less distributions from:
Net investment income	—		—	—	—
Net realized gains	—		(0.02)	(3.02)	(0.74)
Total distributions	—		(0.02)	(3.02)	(0.74)
Net asset value, end of period	$22.05		$23.47	$20.13	$22.37
Total Return(3)	-6.05%		16.70%	4.51%	15.53%

Supplemental Data and Ratios:
Net assets, end of period (in 000’s)	$220		$223	$109	$39
Ratio of expenses to average net assets:
Before expense waiver(4)	1.87%		1.49%	1.48%	1.59%
After expense waiver(4)	1.45%		1.45%	1.45%	1.45%
Ratio of net investment loss to average net assets:
After expense waiver(4)	(1.16)%		(0.88)%	(0.87)%	(0.79)%
Portfolio turnover rate(3)	114	%(5)	205%	220%	126%

(1)	Inception Date of the Investor Class was May 31, 2017.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Excludes value of Fund securities delivered as a result of an in-kind redemption of the Fund’s capital shares on April 2, 2020.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Notes to Financial Statements
June 30, 2020 (Unaudited)

1.  Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Friess Small Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  Prior to June 1, 2017, the Fund’s investment adviser managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The limited partnership, which incepted on August 6, 2002, converted into, and the Fund commenced operations in the Trust on, May 31, 2017.  The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees, distribution fees and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.15% shareholder servicing fee. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee and a maximum 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended June 30, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2020, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on unrecognized tax positions as income tax expense in the Statement of Operations.  As of and during the period ended June 30, 2020, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. tax authorities for all tax years since the commencement of operations.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2020 (Unaudited)

fees are expensed at an annual rate up to 0.15% of Institutional Class and Investor Class average daily net assets and 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (see Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share.  Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Investments maturing in 60 days or less, including Commercial Paper, are valued using the mean between the closing bid and ask prices provided by a pricing service and categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2020 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$30,036,108	$—	$—	$30,036,108
Short-Term Investment	652,083	—	—	652,083
Total Investments in Securities	$30,688,191	$—	$—	$30,688,191

Refer to the Schedule of Investments for further information on the classification of investments.

4.  Investment Advisory Fee and Other Related Party Transactions

The Trust has an agreement with the Friess Associates, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Adviser has engaged its affiliate, Friess Associates of Delaware, LLC as Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser assists the Adviser in the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. The Adviser compensates the Sub-Adviser based on a percentage of monthly expenses incurred by the Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions and other transactional expenses, dividends paid on short sales, and extraordinary expenses) for the Fund do not exceed 1.20% and 1.45% of the average daily net assets of the Institutional Class and Investor Class, respectively.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expenses Limitation Agreement for the Fund is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.  Waived fees subject to potential recovery by month of expiration are as follows:

Expiration	Amount
July – December 2020	$63,826
January – December 2021	50,181
January – December 2022	43,011
January – June 2023	79,453

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2020, are disclosed in the Statement of Operations.

5.  Distribution and Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended June 30, 2020, the Fund’s Investor Class incurred expenses of $246 pursuant to the Plan.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2020 (Unaudited)

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate up to 0.15% of the average daily net assets of the Institutional Class and Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended June 30, 2020, the Fund incurred shareholder servicing fees of $11,977 and $0 in the Institutional Class and Investor Class, respectively.

6.  Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Institutional Class:
Shares sold	6,808	397,778
Shares issued in reinvestment of distributions	—	6,160
Shared redeemed in-kind	(4,891,857)	—
Shares redeemed	(549,915)	(150,829)
Net increase (decrease)	(5,434,964)	253,109

Investor Class:
Shares sold	1,523	5,434
Shares issued in reinvestment of distributions	—	9
Shares redeemed	(1,085)	(1,346)
Net increase	438	4,097
Net increase (decrease) in capital shares	(5,434,526)	257,206

7.  Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2020, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other Securities*	$103,105,244	$121,216,007

*	Sales exclude securities redeemed in-kind of $73,501,280.

8.  Federal Tax Information

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2019, the Fund’s most recently completed fiscal year end, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$32,750,340	$(3,303,389)	$29,446,951	$178,609,022

Any difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the Fund.

At December 31, 2019, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other	Net	Total
Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Income	Capital Gains	Losses	Appreciation	Earnings
$ —	$ —	$(286,434)	$29,446,951	$29,160,517

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2020 (Unaudited)

As of December 31, 2019, the Fund had short-term capital loss carryovers of $286,434, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended December 31, 2019, the Fund did not defer any qualified late year losses.

The Fund made no distributions during the six-month period ended June 30, 2020.

The tax character of distributions paid during the year ended December 31, 2019, was as follows:

Ordinary Income	Long-Term Capital Gains	Total
$ —	$144,577	$144,577

9.  Securities Lending

Following terms of a securities lending agreement with the Custodian, the Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the market value of the securities loaned. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. As of June 30, 2020, the Fund had no securities out on loan.

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. As of June 30, 2020, the Fund did not hold any shares in the Mount Vernon Liquid Assets Portfolio, LLC. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Fund’s Statement of Operations. Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Custodian as lending agent.

10.  Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, Charles Schwab & Co., Inc., for the benefit of its customers, held 49.5% of the outstanding shares of the Fund.

11.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Friess Small Cap Growth Fund

Expense Example
June 30, 2020 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 – June 30, 2020).

Actual Expenses

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period(1)
	Value	Value	1/1/20 to
	1/1/20	6/30/20	6/30/20
Institutional Class
Actual(2)	$1,000.00	$940.40	$5.79

Hypothetical
(5% return
before expenses)	$1,000.00	$1,018.90	$6.02

Investor Class
Actual(2)	$1,000.00	$ 939.50	$6.99

Hypothetical
(5% return
before expenses)	$1,000.00	$1,017.65	$7.27

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.20% and 1.45% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2020, of -5.96% and -6.05% of the Institutional Class and Investor Class, respectively.

Friess Small Cap Growth Fund

Renewal of Investment Advisory Agreement – Friess Associates, LLC
Renewal of Investment Sub-Advisory Agreement – Friess Associates of Delaware, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2020, the Trust’s Board of Trustees (“Board”), each of whom were present in person, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Friess Associates, LLC (“Friess” or the “Adviser”) regarding the Friess Small Cap Growth Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term and the Investment Sub-Advisory Agreement among Friess, the Trust and Friess Associates of Delaware, LLC (the “Sub-Adviser” or “Friess of Delaware”) regarding the Fund (the “Investment Sub-Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2020, the Trustees received and considered information from Friess, Friess of Delaware and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Friess and Friess of Delaware with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Friess; (3) the cost of the services provided and the profits realized by Friess, and the revenue received by Friess of Delaware, from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Friess and Friess of Delaware resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Friess’ presentation and information from Friess, Friess of Delaware and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Board concluded that the overall arrangements between the Trust and Friess as set forth in the Investment Advisory Agreement, and with Friess of Delaware as set forth in the Investment Sub-Advisory Agreement, as each agreement relates to the Fund, continue to be fair and reasonable in light of the services that Friess and Friess of Delaware performs, the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Friess and Friess of Delaware provide under the Investment Advisory Agreement and Investment Sub-Advisory Agreement with respect to the Fund, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Friess on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted that Friess and Friess of Delaware are well capitalized. The Trustees also considered Friess’ and Friess of Delaware’s assets under management.  The Trustees also considered the experience of the portfolio manager that Friess and Friess of Delaware utilize in managing the Fund’s assets.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Friess and Friess of Delaware provide to the Fund under the Investment Advisory Agreement and Investment Sub-Advisory Agreement.

Friess Small Cap Growth Fund

Renewal of Investment Advisory Agreement – Friess Associates, LLC
Renewal of Investment Sub-Advisory Agreement – Friess Associates of Delaware, LLC (Continued)

Fund Historical Performance and the Overall Performance of Friess.  In assessing the quality of the portfolio management delivered by Friess and Friess of Delaware, the Trustees reviewed the performance since the inception of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Friess manages utilizing a similar investment strategy as that of the Fund. The Trustees noted that the Fund had underperformed the peer group median and average for the year-to-date and one-year periods ended October 31, 2019. The Trustees also noted that the Fund had underperformed its benchmark indexes over the year-to-date and one year-periods ended October 31, 2019. The Trustees also considered the long-term performance of Friess and Friess of Delaware in managing the Fund as an unregistered fund prior to its reorganization into the Trust in May 2017. In that regard, the Trustees noted that the Fund had outperformed both of its benchmark indexes over the five-year period ended December 31, 2019.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to Friess under the Investment Advisory Agreement.  They also considered Friess’ profitability analysis for services that Friess rendered to the Fund for the 12-month period ended September 30, 2019.  In that regard, the Trustees noted that Friess waived a portion of its management fees during the 12 months ended September 30, 2019.  The Trustees also noted that Friess had contractually agreed, for a period of at least one year, to waive its management fees and reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees determined that Friess’ service relationship with the Fund was not profitable for the 12 months ended September 30, 2019.

The Trustees also considered the annual sub-advisory fee that Friess pays to Friess of Delaware under the Investment Sub-Advisory Agreement.  The Trustees noted that because the sub-advisory fees are paid by Friess, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Friess of Delaware.  Consequently, the Trustees did not consider the costs of services provided by Friess of Delaware or the profitability of their relationship with the Fund to be material factors for consideration.

Comparative Fee and Expense Data.  The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Fund bears to those of funds in the same Morningstar peer group.  The Trustees noted that the Fund’s management fee was above the median and average reported for the peer group.  They also noted that the total contractual expenses of the Fund’s Institutional Class and Investor Class were higher than the average and median total expenses (after management fee waivers and fund expense reimbursements) reported for the peer group. The Trustees considered that the management fee and total expenses were both within the range of the peer group. The Trustees further took into account that the average net assets of the funds comprising the peer group were significantly higher than the assets of the Fund and that, when the peer group was limited to similarly sized funds, the total expenses (after management fee waivers and fund expense reimbursements) of the Fund Institutional Class were above the peer group average and below the median. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Friess’ advisory fee is reasonable and the portion it allocates to Friess of Delaware is reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees took into account the fact that Friess had agreed to consider breakpoints in the future in response to asset growth in the Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and Fund asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by Friess or Friess of Delaware, and their affiliates, from their respective relationships with the Fund. The Trustees noted that Friess utilizes soft dollar arrangements with respect to Fund portfolio transactions. The Trustees noted that Friess and Friess of Delaware do not use affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Friess or Friess of Delaware may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Friess and Friess of Delaware do not receive additional material benefits from their relationship with the Fund.

Friess Small Cap Growth Fund

Discussion of Liquidity Risk Management Program
June 30, 2020 (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Friess Small Cap Growth Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Friess Associates, LLC (“Friess”) as the administrator of the Program (the “Program Administrator”). Personnel of Friess or its affiliates conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Friess Risk Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period June 1, 2019, through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Friess manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. In the Report, Friess provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Friess Risk Committee oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Friess’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Fund did not effect redemptions in-kind during the Reporting Period pursuant to the Program. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

Friess Small Cap Growth Fund

Additional Information
June 30, 2020 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-855-656-3017.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-656-3017.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-656-3017, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Friess Associates, LLC
P.O. Box 576
Jackson, WY 83001

INVESTMENT SUB-ADVISER
Friess Associates of Delaware, LLC
P.O. Box 4166
Greenville, DE 19807

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-656-3017.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Managed Portfolio Series

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    August 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    August 1, 2020

By (Signature and Title)*    /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    July 31, 2020

* Print the name and title of each signing officer under his or her signature.